Credit Facilities and Notes Payable	6 Months Ended
Jun. 30, 2020
VELODYNE LIDAR, INC AND SUBSIDIARIES
Credit Facilities and Notes Payable
Credit Facilities and Notes Payable

Note 7. Credit Facilities and Notes Payable

On April 27, 2018, the Company entered into a loan and security agreement with a financial institution which provides a one-year $25.0 million revolving line of credit (the 2018 Revolving Line) with an option to increase the credit limit up to additional $15.0 million with the bank’s approval (Incremental Revolving Line). As part of the Revolving Line, there is a letters of credit sublimit of $5.0 million. The advances under the Revolving Line bear interest at a rate per annum equal to prime rate plus an applicable margin of 1.5% for prime rate advances, or LIBOR rate plus an applicable margin of 2.5% for LIBOR advances. Unused revolving line facility fee is 0.15% per annum of average unused portion of the Revolving Line. In addition, there is a $50,000 non-refundable commitment fee if the Company exercises the Incremental Revolving Line option. The Revolving Line is secured by certain assets of the Company. There were no outstanding borrowings under the Revolving Line as of December 31, 2018. The Revolving Line expired on April 26, 2019.

In January 2020 (unaudited), the Company entered into a loan and security agreement with the same financial institution (the 2020 Revolving Line), which provides a revolving line of credit of $25.0 million, with an option to increase the credit limit up to additional $15.0 million with the bank’s approval. As part of the Revolving Line, there is a letters of credit sublimit of $5.0 million. The advances under the Revolving Line bear interest at a rate per annum equal to prime rate plus an applicable margin of 1.5% for prime rate advances, or LIBOR rate plus an applicable margin of 2.5% for LIBOR advances. Unused revolving line facility fee is 0.15% per annum of average unused portion of the Revolving Line. In addition, there is a $50,000 non-refundable commitment fee if the Company exercises the Incremental Revolving Line option. The Revolving Line is secured by certain assets of the Company. The 2020 Revolving Line has a maturity date of September 30, 2020. The Company had no outstanding borrowings and was in compliance with the financial covenants associated with the facility through the date the audited consolidated and the interim condensed consolidated financial statements were available for issuance.

On April 8, 2020 (unaudited), the Company received loan proceeds of $10.0 million under the CARES Act’s Paycheck Protection Program (PPP). The principal and accrued interest are forgivable after 24 weeks as long as the borrower uses the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels and that approval is received from the relevant government entity. The unforgiven portion of the PPP Loan is payable in two years at an interest rate of 1% per annum, with a deferral of interest payments for the first six months. The PPP loan balance of $10.0 million was included in other long-term liabilities in the Company’s condensed consolidated balance sheet as of June 30, 2020 (unaudited).